SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2001

                                      BAMS

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6)

                (Exact name of registrant as specified in charter)

North Carolina                33-63714                      13-4078651
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon,. Charlotte, NC                                28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (704) 388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BAMS
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 1999-6

On August 25, 2001, The Bank of New York, as Trustee for BAMS, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-6, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1999, among BAMS as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BAMS, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-6 relating to the distribution date of August 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2001


                                      BAMS


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 08/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total          Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.          Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         75,450,419.59    6.250000%       832,707.22    392,970.94    1,225,678.15      0.00       0.00
                        A2        115,779,186.12    6.250000%     1,621,237.23    603,016.59    2,224,253.83      0.00       0.00
                        A3          8,614,000.00    6.250000%             0.00     44,864.58       44,864.58      0.00       0.00
                        A4         37,172,739.70    6.250000%       161,882.24    193,608.02      355,490.26      0.00       0.00
                        APO           496,822.00    0.000000%        13,386.04          0.00       13,386.04      0.00       0.00
Residual                AR                  0.00    6.250000%             0.00          0.00            0.00      0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,045,864.07    6.250000%         8,909.46     10,655.54       19,565.00      0.00       0.00
                        B2            955,221.30    6.250000%         4,159.86      4,975.11        9,134.97      0.00       0.00
                        B3            955,221.30    6.250000%         4,159.86      4,975.11        9,134.97      0.00       0.00
                        B4            546,230.25    6.250000%         2,378.76      2,844.95        5,223.71      0.00       0.00
                        B5            273,569.56    6.250000%         1,191.36      1,424.84        2,616.20      0.00       0.00
                        B6            409,655.06    6.250000%         1,783.99      2,133.62        3,917.61      0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        242,698,928.97     -            2,651,796.01  1,261,469.31    3,913,265.32     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         74,617,712.38              0.00
                                A2        114,157,948.89              0.00
                                A3          8,614,000.00              0.00
                                A4         37,010,857.46              0.00
                                APO           483,435.97              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,036,954.61              0.00
                                B2            951,061.44              0.00
                                B3            951,061.44              0.00
                                B4            543,851.50              0.00
                                B5            272,378.20              0.00
                                B6            407,871.07              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        240,047,132.96     -
--------------------------------------------------------------------------------

                             Payment Date: 08/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     75,450,419.59     6.250000% 060506EW8     8.902817      4.201415    797.768834
                           A2    115,779,186.12     6.250000% 060506EX6    10.752835      3.999500    757.151140
                           A3      8,614,000.00     6.250000% 060506EY4     0.000000      5.208333  1,000.000000
                           A4     37,172,739.70     6.250000% 060506EZ1     3.958001      4.733692    904.910940
                           APO       496,822.00     0.000000% 060506FA5    23.879422      0.000000    862.404067
Residual                   AR              0.00     6.250000% 060506FB3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,045,864.07     6.250000% 060506FC1     3.958001      4.733693    904.910976
                           B2        955,221.30     6.250000% 060506FD9     3.958001      4.733693    904.910982
                           B3        955,221.30     6.250000% 060506FE7     3.958001      4.733693    904.910982
                           B4        546,230.25     6.250000% 060506FF4     3.958001      4.733693    904.910975
                           B5        273,569.56     6.250000% 060506FG2     3.958001      4.733693    904.910979
                           B6        409,655.06     6.250000% 060506FH0     3.958001      4.733693    904.910967
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     242,698,928.97       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       240,047,132.74   240,047,132.74
Loan count                    717              717
Avg loan rate           6.789756%             6.79
Prepay amount        1,594,835.32     1,594,835.32

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees       106,913.45       106,913.45
Sub servicer fees            0.00             0.00
Trustee fees               809.00           809.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                3,000,863.98     3,000,863.98
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.872402%           100.000000%            237,513,167.42
   -----------------------------------------------------------------------------
   Junior            2.127598%             0.000000%              5,163,178.27
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          16                 5,572,180.26
60 to 89 days                           1                   346,253.65
90 or more                              1                   271,882.49
Foreclosure                             1                   376,626.62

Totals:                                19                 6,566,943.02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,913,265.32          3,913,265.32
Principal remittance amount            2,651,796.01          2,651,796.01
Interest remittance amount             1,261,469.31          1,261,469.31